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                                                                   Exhibit 10.4

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified, this "Agreement"), dated as of September 11,1998 by and among GT INTERACTIVE SOFTWARE CORP., a corporation organized under the laws of the State of Delaware (the "Company") and the Subsidiaries of the Company identified on the signature pages attached hereto (the "Subsidiary Grantors", and together with the Company and each additional Grantor who executes a Joinder Agreement to the Credit Agreement referred to below, the "Grantors", each individually, a "Grantor"), and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent (the "Administrative Agent") for the benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement referred to below.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Company, as borrower (the "Borrower"), the Lenders, and the Administrative Agent, the Lenders have agreed to make certain Extensions of Credit to the Borrower as more particularly described therein.

         The Extensions of Credit provided for under the Credit Agreement have been and will be made for the purposes of, among other things, refinancing existing Debt, funding ongoing working capital and general corporate requirements, including acquisitions permitted under the Credit Agreement and paying fees and expenses related to the transactions contemplated thereby. The Grantors constitute one integrated financial enterprise, and thus all Extensions of Credit to the Borrower shall benefit directly and indirectly each Grantor.

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested and the Grantors have agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and to induce the Lenders to enter into and make available Extensions of Credit pursuant to the Credit Agreement, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement including its preamble and recitals, shall have the respective meanings provided for in the Credit Agreement. The following additional terms, when used in this Agreement, shall have the following meanings:

         "Account Debtor" means any Person who is or may become obligated to any Grantor under, with respect to, or on account of, an Account.
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         "Accounts" means collectively, all rights to payment for goods sold or leased or for services rendered or to be rendered, whether or not earned by performance, and all sums of money or other proceeds due or becoming due thereon, including, without limitation, "Accounts" as defined in the UCC, whether secured or unsecured, now existing or hereafter created, now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest.

         "Accounts Aging Report" means an aged trial balance of all Accounts existing as of a specified date, in a form reasonably satisfactory to the Administrative Agent, specifying the names, addresses, face value and dates of invoices of each Account Debtor obligated on any Accounts so listed.

         "Collateral" shall have the meaning given in Section 2(a) of this Agreement.

         "Collateral Account" means a cash collateral account established by the Grantors with the Administrative Agent, in the name and under the exclusive dominion and control of the Administrative Agent, pursuant to Section 6 hereof.

         "Financing Statements" shall mean the Uniform Commercial Code Form UCC-1 Financing Statements (or, with respect to any Foreign Subsidiary, any filing required by the applicable foreign jurisdiction) executed by the Grantors with respect to the Collateral and to be filed in the jurisdictions set forth in the Perfection Certificate.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) of any Grantor, including, without limitation, instruments, chattel paper and letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by such Grantor or in which such Grantor now or hereafter has or acquires any right or interest.

         "Inventory" means all "inventory" as defined in the UCC wherever located, including without limitation, all goods manufactured or acquired for sale or lease and all raw materials, work-in-process and finished goods, and all supplies and goods, used or consumed in the operation of the business of the Borrower or any Guarantor, whether now or hereafter owned or acquired by any Grantor or in which such Grantor now or hereafter has or acquires any right or interest.

         "Perfection Certificate" means a certificate substantially in the form of Exhibit A attached hereto, setting forth the corporate or other names, chief executive office or principal place of business in each state and other current locations of each Grantor and such other information as the Administrative Agent deems reasonably necessary for the perfection of the security interests granted hereunder, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Administrative Agent, and certified by the Chief Executive Officer, President, any Executive Vice President, Chief Financial Officer or Treasurer of each Grantor so authorized to act.


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         "Permitted Liens" means all Liens respecting the Collateral permitted pursuant to Sections 10.3(a), (e), and (f) of the Credit Agreement.

         "Proceeds" means all proceeds (as defined by the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and all Collateral acquired with the cash proceeds of any other Collateral.

         "Schedule of Inventory" means a schedule of Inventory based upon each Grantor's most recent physical inventory and its perpetual inventory records, in a form reasonably satisfactory to the Administrative Agent.

         "Secured Obligations" means the Obligations as defined in the Credit Agreement and the Guaranteed Obligations as defined in the Guaranty Agreement and any renewals or extensions of any of the obligations thereunder.

         "Security Interests" means the security interests granted by the Grantors to the Administrative Agent hereby in respect of the Collateral.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina; provided that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         SECTION 2.  The Security Interests.

         (a) In order to secure the payment when due of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of such Grantor's estate, right, title and interest in and to all of the following property, whether now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any estate, right, title or interest, and whenever located (collectively, along with any other property of such Grantor which may from time to time secure the Secured Obligations pursuant to the terms of this Agreement, the "Collateral"):

                  (i)      Accounts;

                  (ii)     Inventory;

                  (iii) The Collateral Account, all cash deposited therein from time to time, the investments made pursuant to Section 6 and other monies and property of any kind of any


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         Grantor in the possession or under the control of the Administrative
         Agent or any Lender; and

                  (iv) All products and Proceeds of all or any of the Collateral described in clauses (i) through (iii) hereof.

         (b) The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 3. Representations and Warranties. Each Grantor represents and warrants to the Administrative Agent and each Lender as follows:

         (a) Such Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interests in the Collateral owned by it pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interests on the Collateral pursuant to, this Agreement.

         (b) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) Such Grantor is the sole owner of, and has valid and legal title to, all of its respective Collateral owned by it, free and clear of any Liens, other than Permitted Liens.

         (d) Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral of such Grantor is in the possession of any Person (other than the Grantors) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby and a bailee, warehouseman, agent or processor may have possession of the Collateral as contemplated by, and so long as, the Grantors have complied with, Section 4(c)(iii) and Section 4(c)(iv) hereof.

         (e) All of the information set forth in the Perfection Certificate relating to such Grantor is true and correct in all material respects as of the date hereof.

         (f) Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Instruments constituting Collateral currently owned or held by such Grantor, if any (duly endorsed in blank, if requested by the Administrative Agent).


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         (g) With respect to any Inventory of such Grantor: (i) all Inventory of such Grantor is, and shall be at all times, located at places of business of such Grantor listed in the Perfection Certificate or as to which such Grantor has complied with the provisions of Section 4(a)(i) hereof, except Inventory in transit from one such location to another such location; (ii) no Inventory is, nor shall at any time or times be, subject to any Lien whatsoever, except for Permitted Liens; (iii) no Inventory in aggregate value exceeding $1,000,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a bailee, warehouseman, carrier or similar party (other than a carrier delivering Inventory to a purchaser in the ordinary course of such Grantor's business) unless the Administrative Agent shall have received prior written notice of such storage and the such Grantor has complied with the provisions of
Section 4(c)(iii) hereof; and (iv) no Inventory in aggregate value exceeding $1,000,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a consignee unless the Agent shall have received prior written notice of such consignment and the applicable Grantor has complied with the provisions of Section 4(c)(iii) hereof.

         (h) The Financing Statements are in appropriate form and when filed in the offices specified in the Perfection Certificate, the Security Interests will constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein (to the extent that a security interest therein may be perfected by filing pursuant to the UCC) and all filings and other actions necessary or desirable to perfect and protect such Security Interests have been duly taken.

         SECTION 4.  Further Assurances; Covenants.

         (a)      General.

                  (i) No Grantor will change the location of its chief executive office or principal place of business in any state unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith and, if reasonably requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(v) hereof. No Grantor shall change the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless such Grantor shall have given the Administrative Agent thirty (30) days prior written notice of such change of location, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith and, if reasonably requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(v) hereof; provided, however, that any Grantor may keep Inventory at, or in transit to, any location described in the Perfection Certificate. No Grantor shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (ii) No Grantor will change its name, identity or corporate or other structure in any manner unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements


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         and financing statement amendments which the Administrative Agent may request in connection therewith, and, if reasonably requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4 (a)(v) hereof.

                  (iii) The Grantors will maintain the Administrative Agent's Lien on the Collateral as a first priority perfected Lien thereon, except for the Permitted Liens. Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Administrative Agent may reasonably request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. Prior to the irrevocable payment in full of the Secured Obligations, to the extent required by the immediately preceding sentence, each Grantor hereby authorizes the Administrative Agent, upon the failure of any Grantor to so do within ten (10) Business Days after receipt of notice in writing from the Administrative Agent, to execute and file financing statements, financing statement amendments or continuation statements without such Grantor's signature appearing thereon. Each Grantor agrees that, except as otherwise required by law, a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantors shall pay the reasonable costs of, or incidental to, any recording or filing of the Financing Statements and any other financing statements, financing statement amendments or continuation statements concerning the Collateral required to be made pursuant to this Section 4(a).

                  (iv) Each Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence the Administrative Agent may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Administrative Agent to enforce the provisions of this Agreement.

                  (v) Prior to each date on which any Grantor proposes to take any action contemplated by Section 4(a)(i) or Section 4 (a)(ii) hereof, if reasonably requested by the Administrative Agent, such Grantor shall, at its cost and expense, cause to be delivered to the Administrative Agent (with a copy for each Lender) an opinion of counsel, satisfactory to the Administrative Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers from such Grantor have been filed in each filing office necessary or desirable for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (vi) After the occurrence and during the continuation of an Event of Default, from time to time upon request by the Administrative Agent, each Grantor shall, at its cost and expense, cause to be delivered to the Administrative Agent (with a copy for each lender) an opinion or opinions of counsel, reasonably satisfactory to the Administrative Agent, as to


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         the enforceability of the Loan Documents and the Lien of the
         Administrative Agent and Lenders on the Collateral and other property of the Grantors and such other matters relating to the transactions contemplated hereby as the Administrative Agent or the Required Lenders may reasonably request.

                  (vii) Each Grantor will comply in all material respects with all Applicable Laws applicable to the Collateral or any material part thereof or to the operation of such Grantor's business.

                  (viii) Each Grantor will pay when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (A) the validity thereof is being contested in good faith by appropriate proceedings,
         (B) such proceedings do not involve any danger of the sale, forfeiture or loss of, or creation of a Lien on, any of the Collateral or any interest therein and (C) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (ix)     The Grantors shall not

                           (1) sell, assign (by operation of law or otherwise)
                  or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement or hereunder; or

                           (2) create or suffer to exist any Lien or other
                  charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity other than Permitted Liens.

         (b)      Accounts, Etc.

                  (i) Each Grantor shall use all reasonable efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with past practices) and to apply upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, attorney's fees) of collection of Accounts incurred by such Grantor or the Administrative Agent shall be borne by such Grantor.

                  (ii) Upon the occurrence and during the continuance of an Event of Default, upon request of the Administrative Agent or the Required Lenders, each Grantor will promptly notify (and each Grantor hereby authorizes the Administrative Agent so to notify) each Account Debtor in respect of any Account that such Account has been assigned to the Administrative Agent hereunder and that any payments due or to become due in respect of such Account are to be made directly to the Administrative Agent or its designee.


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                  (iii) Each Grantor will perform and comply in all material respects with all of its material obligations in respect of its Accounts and the exercise by the Administrative Agent of any of its rights hereunder shall not release such Grantor from any of its duties or obligations.

                  (iv) No Grantor will (A) amend, modify, terminate or waive any material provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of the Collateral, (B) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination) which could reasonably be expected to materially adversely affect the value of the Collateral or (C) fail to deliver to the Administrative Agent a copy of each written material demand, notice or document received by it which could reasonably be expected to materially adversely affect the value of the Collateral relating in any way to any material agreement giving rise to an Account.

                  (v) Other than in the ordinary course of business as generally conducted by each Grantor, no Grantor will (A) grant any extension of the time of payment of any of the Accounts with a face amount in excess of $500,000 or (B) compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (vi) At the times set forth in the Section 7.1(d) of the Credit Agreement or, after the occurrence and during the continuance of an Event of Default, from time to time, at the request of the Administrative Agent or the Required Lenders, the Grantors shall deliver to the Administrative Agent with a copy for each Lender an Accounts Aging Report. Unless otherwise indicated thereon or in writing by the Grantors, each Accounts Aging Report delivered by the Grantors to the Administrative Agent shall constitute a representation by the Grantors with respect to the Accounts listed thereon that: (A) such Accounts are genuine, are not evidenced by a judgment and are evidenced by invoices issued in respect thereof; (B) such Accounts represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto or in accordance with past practices; (C) the amounts of the face value shown, and any invoices and statements delivered to the Administrative Agent with respect to any Account are owing to the applicable Grantor and are not contingent for any reason; (D) there are no setoffs, counterclaims or disputes existing or asserted with respect to such Accounts, and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom; (E) no Grantor has knowledge that there are any facts, events, or occurrences which in any way impair in any material respect the validity or enforceability of any such Account or tend to reduce the amount payable thereunder from the amount of the invoice face value shown on any Accounts Aging Report and on all contracts, invoices and statements delivered to the Administrative Agent with respect thereto; (F) no Grantor has knowledge that any Account Debtor under any such Account did not have the capacity to contract at the time any contract or other document giving rise to the Account was executed; (G) the goods giving rise to such Accounts are not, and were not at the time of the sale thereof, subject to any Lien, except Permitted Liens; (H) no Grantor has any knowledge of


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         any fact or circumstance which would materially impair the validity or collectability of any such Account; (I) to the applicable Grantor's knowledge, there are no proceedings or actions which are pending or, threatened against any Account Debtor under such Accounts which could result in any material adverse change in such Account Debtor's financial condition; (J) no security interest in such Accounts has been granted to any Person other than that granted to the Administrative Agent pursuant hereto and other Permitted Liens; and (K) each invoice or other evidence of payment obligation furnished to Account Debtors with respect to such Accounts is issued in the applicable Grantor's corporate name.

         (c)      Inventory, Etc.

                  (i) At the times set forth in Section 7.1(d) of the Credit Agreement and, after the occurrence and during the continuance of an Event of Default, from time to time, at the request of the Administrative Agent or Required Lenders, the Grantors shall deliver to the Administrative Agent with a copy for each Lender a Schedule of Inventory. Unless otherwise indicated thereon or in writing by the Grantors, each Schedule of Inventory delivered by the Grantors to the Administrative Agent shall constitute a representation with respect to the Inventory listed thereon or referred to therein that: (A) all such Inventory is located at places of business listed in the Perfection Certificate or as to which the applicable Grantor has complied with the provisions of Section 4(a)(i) hereof or on the premises identified on the then current Schedule of Inventory or is Inventory in transit from one such location to another such location; (B) no such Inventory is subject to any Lien whatsoever, except for Permitted Liens; (C) no such Inventory in aggregate value exceeding $1,000,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a bailee, warehouseman, carrier or similar party (other than a carrier delivering Inventory to a purchaser in the ordinary course of such Grantor's business) unless the Administrative Agent has given its consent and the applicable Grantor has complied with the provisions of
         Section 4(c)(iii) hereof; and (D) no such Inventory in aggregate value exceeding $1,000,000 is, nor shall at any time or times be, kept, stored or maintained with a consignee unless the Administrative Agent has given its consent and the applicable Grantor has complied with the provisions of Section 4(c)(iii).

                  (ii) Each Grantor will cause the Administrative Agent, for the ratable benefit of itself and the Lenders, to be named as loss payee on each insurance policy covering risks relating to any of its Inventory, as reasonably requested by the Administrative Agent. Each Grantor will deliver to the Administrative Agent, upon request of the Administrative Agent, copies of the insurance policies for such insurance. Each such insurance policy shall provide that all insurance proceeds shall be adjusted with and payable to the Administrative Agent, and provide that no cancellation or termination thereof shall be effective until at least thirty (30) days have elapsed after receipt by the Administrative Agent of written notice thereof. The Administrative Agent agrees that, as long as no Default or Event of Default has occurred and is continuing, any such net cash proceeds received by it in an aggregate amount of (i) less than $2,000,000 shall be promptly paid over to the Grantors and (ii) greater than or equal to $2,000,000 shall be promptly paid over to the Grantors who hereby agree to use such net cash proceeds in a diligent manner to replace or restore the damaged property to which such insurance proceeds relate within three hundred and sixty-five (365)


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         days of receipt of such proceeds. All such loss proceeds not so utilized within such three hundred and sixty-five (365) day period shall be applied to the Secured Obligations in accordance with Section 2.5(b)(ii) of the Credit Agreement. Any surplus shall be paid by the Administrative Agent to the Grantor or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Grantor to the Administrative Agent, on behalf of itself and the Lenders, on demand.

                  (iii) If any Inventory exceeding in value $1,000,000 in the aggregate is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), or any of any Grantor's agents or processors, such Grantor shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehouseman's, bailee's, agent's or processor's agreement in writing to hold all such Inventory for the Administrative Agent's account subject to the Administrative Agent's instructions, and shall cause such warehouseman, bailee, agent or processor to issue and deliver to the Administrative Agent warehouse receipts, bills of lading or any similar documents relating to such Inventory in the Administrative Agent's name and in form and substance reasonably acceptable to the Administrative Agent.

                  (iv) If at any time during the term of this Agreement, any Inventory exceeding in value $1,000,000 is placed by any Grantor on consignment with any consignee, such Grantor shall, prior to the delivery of any such consigned Inventory: (A) provide the Administrative Agent with a copy of all consignment agreements and other instruments and documentation to be used in connection with such consignment, all of which agreements, instruments and documentation shall be reasonably acceptable in form and substance to the Administrative Agent; (B) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the consignee as debtor, the Grantor as secured party and the Administrative Agent as assignee of secured party; (C) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the Grantor as debtor and the Administrative Agent as secured party; (D) after all financing statements referred to in clauses (B) and (C) above shall have been filed, conduct a search of all filings made against the consignee in all jurisdictions in which the Inventory to be consigned is to be located while on consignment, and deliver to the Administrative Agent copies of the results of all such searches; (E) notify, in writing, all creditors of the consignee which would be holders of security interests in the Inventory to be consigned that the Grantor expects to deliver certain Inventory to the Consignee, all of which Inventory shall be described in such notice by item or type, and (F) if reasonably requested by the Administrative Agent, deliver an opinion of counsel to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers of the Grantor and such consignee have been filed in each filing office necessary or desirable for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.


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         (d) Indemnification. Each Grantor agrees to pay, and to save the
Administrative Agent and the Lenders harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Administrative Agent or any Lender (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement (except to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Administrative Agent or such Lenders). In any suit, proceeding or action brought by the Administrative Agent under any Account for any sum owing thereunder, or to enforce any provisions of any Account, each Grantor will save, indemnify and keep the Administrative Agent and each Lender harmless from and against all expense, loss or damage suffered by the Administrative Agent or any Lender by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or any other obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from any Grantor (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of the Administrative Agent or such Lenders). The obligations of the Grantors under this Section 4(d) shall survive the termination of the other provisions of this Agreement.

         SECTION 5. Reporting and Recordkeeping. Each Grantor respectively covenants and agrees with the Administrative Agent and the Lenders that from and after the date of this Agreement and until the Commitments have terminated and all Secured Obligations have been fully satisfied:

         (a) Maintenance of Records Generally. Each Grantor will keep and maintain at its own cost and expense adequate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral in accordance with past practices. All chattel paper given to such Grantor with respect to any Accounts will be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of First Union National Bank, as Administrative Agent". For the Administrative Agent's and the Lenders' further security, each Grantor agrees that upon the occurrence and during the continuation of any Event of Default, upon the request of the Administrative Agent or the Required Lenders, such Grantor shall deliver and turn over any such books and records directly to the Administrative Agent or its designee. Each Grantor shall permit any representative of the Administrative Agent to inspect such books and records in accordance with Section 8.11 of the Credit Agreement and will provide photocopies thereof to the Administrative Agent upon its reasonable request.

         (b) Certain Provisions Regarding Maintenance of Records and Reporting
Re: Accounts.

                  (i) In the event any amounts due and owing in excess of $500,000 individually or $1,000,000 in the aggregate are in dispute between any Account Debtor and any Grantor, such Grantor shall provide the Administrative Agent with written notice thereof promptly after such Grantor's learning thereof, explaining the reason for the dispute, all claims related thereto and the amount in controversy.

                  (ii) Each Grantor will promptly notify the Administrative Agent in writing if any Account or Accounts, the face value of which exceeds $500,000 individually or $1,000,000 in the aggregate, arises or arise out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act. Each Grantor will take any action required or requested by the Administrative Agent or give notice of the Administrative Agent's Security Interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local Governmental Authority. Any notifications or other documents executed and delivered to the Administrative Agent in connection with the Federal Assignment of Claims Act or any comparable state law may be promptly filed with the appropriate Governmental Authority by the Administrative Agent or held by the Administrative Agent until the Administrative Agent or the Required Lenders decide in its or their sole discretion to make any such filing.

                  (iii) Each Grantor will promptly upon, but in no event later than ten (10) Business Days after: (A) such Grantor's learning thereof, inform the Administrative Agent, in writing, of any material delay in such Grantor's performance of any of its obligations to any Account Debtor and of any assertion of any claims, offsets or counterclaims by any Account Debtor and of any allowances, credits and/or other monies granted by such Grantor to any Account Debtor, in each case involving amounts in excess of $500,000 for any single Account or Account Debtor or in excess of $1,000,000 in the aggregate for all Accounts and Account Debtors; and (B) such Grantor's receipt or learning thereof, furnish to and inform the Administrative Agent of any adverse information that, to the knowledge of such Grantor, could reasonably be expected to materially adversely affect the financial condition of any Account Debtor with respect to Accounts exceeding $500,000 individually or $1,000,000 in the aggregate.

         (c) Further Identification of Collateral. Each Grantor will, if so reasonably requested by the Administrative Agent, furnish to the Administrative Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

         (d) Notices. In addition to the notices required by Section 5(b) hereof, each Grantor will advise the Administrative Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral, and (iii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Collateral or on the validity, perfection or priority of the Security Interests.

         SECTION 6.  Collateral Account.

         (a) There is hereby established with the Administrative Agent a Collateral Account in the name and under the exclusive dominion and control of the Administrative Agent. There shall be deposited from time to time into such account the cash proceeds of the Collateral required to be delivered to the Administrative Agent pursuant to
Section 6(b) hereof or any other provision of this Agreement. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on investments of amounts on deposit in the Collateral Account, shall remain, or be deposited, in the Collateral Account together with any investments from time to time made pursuant to subsection (c) of this Section 6, shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

         (b) Upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, each Grantor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Administrative Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such bank) under a Lockbox Letter substantially in the form of Annex I hereto duly executed by each Grantor and such bank or under other arrangements, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank, and thereafter if the proceeds of any Collateral shall be received by any of the Grantors, such Grantor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Administrative Agent, for the benefit of itself and the Lenders and shall not be commingled with any other funds or property of such Grantor. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may itself so instruct each Grantor's Account Debtors. All such payments made to the Administrative Agent shall be deposited in the Collateral Account.

         (c) Amounts on deposit in the Collateral Account shall be promptly liquidated and applied to the payment of the Secured Obligations in the manner specified in Section 10 hereof.

         SECTION 7.  General Authority.

         (a) The Grantors hereby irrevocably appoint, after the occurrence and during the continuance of an Event of Default, the Administrative Agent their true and lawful attorney, with full power of substitution, in the name of each Grantor, the Administrative Agent, the Lenders or otherwise, for the sole use and benefit of the Administrative Agent and the Lenders, but at the Grantors' expense, to exercise, at any time from time to time all or any of the following powers:

                  (i) to file the Financing Statements and any financing statements, financing statement amendments and continuation statements referred to in Sections 4(a)(i), 4(a)(ii), 4(a)(iii) and 4(c)(iv) hereof;

                  (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof;

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral;

                  (iv) to sell, transfer, assign or otherwise deal in or with the Collateral and the Proceeds thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof; and

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided that the Administrative Agent shall not take any of the actions described in this Section 7(a) except those described in clause (i) above unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall give the Grantors not less than ten (10) Business Days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Grantors agree that any such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC (to the extent such Section is applicable).

         (b) Ratification. The Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to Section 7(a) is a power coupled with an interest and shall be irrevocable.

         (c) Other Powers. The Grantors also authorize the Administrative Agent, after the occurrence and during the continuance of an Event of Default, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         SECTION 8.  Remedies Upon Event of Default.

         (a) If any Event of Default has occurred and is continuing, the Administrative Agent may, upon the request of the Required Lenders (and only upon such request), exercise on behalf of itself and the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, upon the request of the Required Lenders (and only upon such request), (i) withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in Section 10 hereof and (ii) if there shall be no such monies, investments or cash or if such monies, investments or cash shall be insufficient to pay the Secured Obligations then outstanding in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. The Administrative Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Each Grantor will execute and deliver such documents and take such other action as the Administrative Agent deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale shall be given to the Grantors ten (10) Business Days prior to such sale and (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable for any deficiency.

         (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Administrative Agent may (i) require each Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in the Administrative Agent's opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located and, without charge or liability to the Administrative Agent, seize and remove such Collateral from such premises, (iii) have access to and use such Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate.

         SECTION 9. Limitation on Duty of Administrative Agent in Respect of Collateral. Beyond reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any

Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

         SECTION 10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent in accordance with Section 4.5 of the Credit Agreement, and then to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 11. Concerning the Administrative Agent. The provisions of
Article XII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

                  (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

                  (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

         SECTION 12. Appointment of Collateral Agents. At any time or times, with, so long as no Default or Event of Default has occurred and is continuing, the consent of the Grantors (which consent shall not be unreasonably withheld), in order to comply with any legal requirement in any jurisdiction or in order to effectuate any provision of the Loan Documents, the Administrative Agent may appoint another bank or trust company or one or more other Persons, either to act as collateral agent or agents, jointly with the Administrative Agent or separately, on behalf of the Administrative Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such collateral agent similar to the provisions of Section 11 hereof).

         SECTION 13. Expenses. In the event that the Grantors fail to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Administrative Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Grantors, and the Grantors shall reimburse the Administrative Agent for the reasonable costs thereof on demand. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other Governmental Authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if the Grantors fail promptly to pay any portion thereof when due, the Administrative Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Grantors' account therefor, and the Grantors agree to reimburse the Administrative Agent or such Lender therefor on demand. All sums so paid or incurred by the Administrative Agent or any Lender for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies hereunder shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Secured Obligations hereunder.

         SECTION 14. Notices. All notices, communications and distributions hereunder shall be given or made in accordance with Section 13.1 of the Credit Agreement.

         SECTION 15.  Release and Termination.

         (a) Upon any sale, lease, transfer or other disposition of any item of Collateral by any Grantor in accordance with the terms of the Loan Documents (other than sales of Collateral in the ordinary course of business consistent with past practices), the Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

         (b) This Agreement shall remain in effect from the Closing Date through and including the date upon which all Secured Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated and upon such date the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, (i) the Administrative Agent shall promptly assign, release, transfer and deliver to the Grantors the Collateral held by it hereunder, all instruments of assignment executed in connection therewith, together with all monies held by the Administrative Agent or any of its agents hereunder, free and clear of the Liens hereof and (ii) the Administrative Agent and the Lenders will promptly execute and deliver to the Grantors such documents and instruments (including but not limited to appropriate UCC termination statements) as the Grantors shall request to evidence such termination in each such case at the expense of the Grantors.

         SECTION 16. Waivers, Non-Exclusive Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof or hereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof, and the exercise of any rights under this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Lenders and their successors and assigns (as permitted by the Credit Agreement), and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantors and their successors and assigns; provided, that the Grantors may not assign any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 18. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Grantors and the Administrative Agent with the consent of the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all of the Lenders).

         SECTION 19. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAWS PRINCIPLES THEREOF.

         SECTION 21. Consent to Jurisdiction. Each Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Each Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 13.1 of the Credit Agreement. Nothing in this Section 21 shall affect the right of the Administrative Agent or Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Grantor or its properties in the courts of any other jurisdictions.

         SECTION 22.  Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to this Agreement or any other Loan Document (a "Dispute") between or among the parties to this Agreement or any other Loan Document shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction.

         (b) Special Rules. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein.

         (c)      Preservation and Limitation of Remedies.

                  (i) Notwithstanding the preceding binding arbitration provisions, the parties hereto and to the other Loan Documents agree to preserve, without diminution, certain remedies that any such Persons may exercise before or after an arbitration proceeding is brought. Each such Person shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

                  (ii) Each party hereto and to the other Loan Documents agrees that it shall not have a remedy of punitive or exemplary damages against any other party hereto or any other Loan Document in any Dispute and hereby waives any right or claim to punitive or exemplary damages such party has now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.

         (d) JURY TRIAL. THE PARTIES HERETO AND TO THE OTHER LOAN DOCUMENTS ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO A JURY TRIAL WITH REGARD TO A DISPUTE.

         SECTION 23. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 24. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         SECTION 25. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]                    GT INTERACTIVE SOFTWARE CORP., as
                                    Grantor

                                    By:    /s/ ANDREW GREGOR
                                         -----------------------------------
                                    Name:
                                    Title:



 [Security Agreement]

                                     ADMINISTRATIVE AGENT:

                                     FIRST UNION NATIONAL BANK, as
                                     Administrative Agent

                                     By:    /s/ JAMES J. McKENNA
                                           ---------------------------------
                                     Name:
                                     Title:


 [Security Agreement]

                      [ADDITION OF NOTARIES, IF NECESSARY]


[Security Agreement:  Notaries]

                                     ANNEX I
                             (to Security Agreement)


                            [FORM OF LOCKBOX LETTER]

                             _____________, _______



[Name and Address of Lockbox Bank)

         Re:      [CORPORATION]

Ladies and Gentlemen:

         We hereby notify you that effective __________, ____, we have transferred exclusive ownership and control of our lock-box account(s) no[s]. _____________________ (the "Lockbox Account[s]") maintained with you under the terms of the [Lockbox Agreement] attached hereto as Exhibit A (the "Lockbox Agreement[s]") to First Union National Bank, as Administrative Agent (the "Administrative Agent").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account(s) (i) to the Administrative Agent for credit to account no. ________ maintained by it at its office at ________________________ or (ii) as you may otherwise be instructed by the Administrative Agent.

         We also hereby notify you that the Administrative Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account(s), including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account(s).

         All funds deposited into the Lockbox Account(s) will not be subject to deduction, set-off, banker's lien or any other right in favor of any other person than the Administrative Agent, except that you may set-off against the Lockbox Account(s) the face amount of any check deposited in and credited to such Lockbox Account(s) which is subsequently returned for any reason. Your compensation for providing the service contemplated herein shall be mutually agreed between you and us from time to time and we will continue to pay such compensation.


[Security Agreement:  Annex I]

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below

                                    Very truly yours,
                                    ___________________________________________


                                    By:    ____________________________________
                                    Name:  ____________________________________
                                    Title: ____________________________________

Acknowledged and agreed
to as of this ________ day
of ____________, _____.

[LOCKBOX BANK]

By:    _________________________
Name:  _________________________
Title: _________________________


[Security Agreement:  Annex I]